SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

HCSB Financial Corporation
(Exact name of registrant
as specified in its charter)

South Carolina	000-26995	57-1079444
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

5201 Broad Street, Loris, South Carolina 29569
(Address of principal executive offices)   (Zip Code)

Registrant's telphone number, including area code:  (843) 756-6333

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On February 9, 2004, HCSB Financial Corporation announced that its Board of Directors has approved a 7.5% stock dividend payable to shareholders of record February 13, 2004 and paid on March 12, 2004.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.               Exhibit

             99.1                            Press Release of HCSB Financial Corporation dated February 9, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCSB FINANCIAL CORPORATION By: /s/ James R. Clarkson Name: James R. Clarkson Title: President and Chief Executive Officer

Dated:  February 9, 2004

EXHIBIT INDEX

Exhibit Number    Description

99.1            Earnings Press Release dated February 9, 2004.

4